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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of the River Rock Entertainment Authority on Form S-4 of our report dated March 24, 2004, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Las Vegas, Nevada
May 5, 2004